SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ESTIMATES (Details) - USD ($) $ in Thousands	Mar. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Accrued bonus	$ 894	$ 0
Accrued financing costs	659	0
Accrued drilling costs	1,763	1,331
Accrued revenue	2,433	1,313
Accrued costs related to divestiture of DJ Basin properties	584	0
Accrued payroll tax withholding	237	0
Other accrued liabilities	435	62
Total accrued expenses	$ 7,005	$ 2,706	$ 3,496